UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 15, 2006

GUITAR CENTER, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-22207	95-4600862
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5795 Lindero Canyon Road
Westlake Village, California		91362
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 735-8800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

General Note:       All information provided in this Current Report on Form 8-K, whether set forth under the caption of Item 7.01 or incorporated therein from the exhibit filed herewith as Exhibit 99.1, is intended to be “furnished” and not “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in accordance with the instructions for Form 8-K and the applicable provisions of Regulation FD. Accordingly, the reporting person, Guitar Center, Inc. (the “Company”), hereby expressly intends that no contents of this report will be deemed filed for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section unless subsequent to the date of this report it incorporates the contents of this report into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act by an express reference identifying this particular report but not in any event by a generalized incorporation by reference which does not specifically identify this report. As also provided for in the instructions to Form 8-K, the Company expressly disclaims any admission that the information furnished herein, or any particular part of such information, is material.

ITEM 7.01 REGULATION FD DISCLOSURE

Management Discussion of Business Outlook for 2006

On February 15, 2006, after the closing of the stock market, senior management of our Company will discuss results from the fourth quarter of 2005 and  their outlook for 2006 in an audio Webcast with interested investors, research analysts and members of the media. As previously announced by press release on February 7, 2006, the Webcast will be held at 2:00 p.m., Pacific Time, on February 15, 2006. To access the audio Webcast, visit the investor relations section of our corporate Web site at www.guitarcenter.com or www.earnings.com.

One purpose of the Webcast will be to provide management’s views as to its operating plan for 2006  A summary of the operating plan which will be discussed on the Webcast is attached as Exhibit 99.1 and incorporated by reference herein. The contents of that exhibit and the comments made by management on the Webcast constitute forward-looking statements and were and are made in express reliance on the safe harbor provisions contained in Section 21E of the Exchange Act and Section 27A of the Securities Act. Such statements include, without limitation, statements relating to results deemed to be achievable by management in 2006, as well as with respect to trends in comparable sales performance, gross margin, average order size, investments to be made with respect to possible acquisitions, technology, marketing, fulfillment and logistics, anticipated promotional activity, planned store openings, selling, general and administrative costs, prevailing interest rates and other factors affecting future sales, earnings and capital requirements. Sales and earnings trends are also affected by many other factors, including, among others, world and national political events, including general economic conditions, the effectiveness of our promotion and merchandising strategies, our ability to integrate and profitably operate acquired businesses, the efficient operation of our supply chain, including the continued support of our key vendors, our effective management of business risks, including litigation, and competitive factors applicable to our retail and direct response markets. Statements regarding new store openings are based largely on our current expectations and are necessarily subject to associated business risks related to, among other things, the identification of suitable store sites, the timely construction, staffing and merchandising of those stores and other matters, some of which are outside of our control.

The statements furnished in this report and on the Webcast must be viewed in context and in light of the risks described above and under the caption “Risk Factors” below. In light of these risks, there can be no assurance that the forward-looking statements furnished in this report or on the Webcast will in fact be realized. The statements made by our management and furnished in this report and on the Webcast speak as of the date of this report only, and it should not be assumed that the statements made herein or therein remain accurate as of any future date. GUITAR CENTER DOES NOT INTEND TO UPDATE THESE STATEMENTS AND UNDERTAKES NO DUTY TO ANY PERSON TO EFFECT ANY SUCH UPDATE UNDER ANY CIRCUMSTANCES.

Risk Factors

In evaluating the information furnished in this report or in the Webcast, investors should also carefully consider the following risk factors. There may be additional risks that we do not presently know of or that we currently consider immaterial. All of these risks could adversely affect our business, results of operations, prospects, liquidity and financial position. A shortfall in comparative sales growth in any period will likely cause a shortfall in earnings, and result in financial performance below that for which we have planned or the investment community expects.

Our actual operating results may differ significantly from our projections.

The projected operating and financial information furnished with this report or discussed on our Webcast represents our management’s estimates as of the date of this report. The projections, which are forward looking statements, were prepared by our management and are qualified by, and subject to, the assumptions and the other information contained in this report or discussed on the Webcast. The projections were not prepared with a view toward compliance with published guidelines of the Securities and Exchange Commission, the American Institute of Certified Public Accountants, any regulatory or professional agency or body, or generally accepted accounting principles. In addition, neither our independent public accountants nor any other independent expert or outside party has compiled or examined the projections and, accordingly, no such person has expressed any opinion or any other form of assurance with respect thereto. Without limiting the generality of the immediately preceding sentence, our outside auditors expressly disclaim any association with the information furnished with this report or on the Webcast.

The projections are based upon a number of assumptions and estimates that, while presented with numerical specificity are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control and are based upon specific assumptions with respect to future business decisions, some of which will change. We have stated possible outcomes as high and low ranges which are intended to provide a sensitivity analysis as variables are changed but are not intended to represent that actual results could not fall outside of the suggested ranges. The principal reason that we release this data is to provide a basis for our management to discuss our business outlook with analysts and investors. We do not accept any responsibility for any projections or reports published by any such persons.

Projections are necessarily speculative in nature, and it can be expected that some or all of the assumptions of the projections being furnished by us will not materialize or will vary significantly from actual results. Accordingly, the projections are only an estimate of what management believes is realizable as of the date of this report. Actual results will vary from the projections and the variations may be material. Investors should also recognize that the reliability of any forecasted financial data diminishes the farther in the future that the data is projected. IN LIGHT OF THE FOREGOING, INVESTORS ARE URGED TO PUT THE PROJECTIONS IN CONTEXT AND NOT TO PLACE UNDUE RELIANCE ON THEM.

Any failure to successfully implement our operating strategy or the occurrence of any of the events or circumstances set forth in this report could result in the actual operating results being different than the projections, and such differences may be adverse and material.

We may be unable to meet our Guitar Center and Music & Arts Center retail store growth strategy, which could adversely affect our results of operations.

Our retail store growth strategy includes opening new stores in new and existing markets and increasing sales at existing locations. As of December 31, 2005 we operated 161 Guitar Center stores. We opened a total of 25 Guitar Center stores in 2005, including 12 major market stores, 12 secondary market stores and one tertiary market store. We presently expect to open a significant number of additional Guitar Center stores in 2006.

Our planned store opening schedule may be affected by any acquisitions we may transact during a given period. If we complete any such transactions, our planned organic store openings may be reduced.

The success of our retail store expansion plans depend on many factors, including:

•      identification of suitable retail sites and appropriate acquisition candidates;

•      negotiation of acceptable lease terms;

•      hiring, training and retention of skilled personnel;

•      availability of adequate capital;

•      sufficient management and financial resources to support the new locations;

•      vendor support; and

•      successful integration of newly-acquired businesses, including the continued integration of the Music & Arts Center business.

A number of these factors are to a significant extent beyond our control. As a result, we do not know whether we will be able to continue to open and/or acquire additional Guitar Center and Music & Arts Center stores at the rates currently anticipated. If we are unable to achieve our retail store expansion goals, or the new stores do not perform to our level of expectations, our results of operations could be adversely affected.

Our business could be adversely affected if we are unable to address unique competitive and merchandising challenges in connection with our plans to open additional Guitar Center and Music & Arts Center retail stores in new markets.

As part of our retail growth strategy, we plan to open and/or acquire additional Guitar Center and Music & Arts Center stores in new markets, which could include international markets. This expansion into new markets will present unique competitive and merchandising challenges, including:

•      significant start-up costs, including promotion and advertising;

•      higher advertising and other administrative costs as a percentage of sales than is experienced in mature markets that are served by multiple stores, particularly in large urban markets where radio and other media costs are high;

•      management of stores in distant locations or foreign countries;

•      availability of desirable product lines; and

•      potential acquisitions of business lines in which we have limited or no experience.

Any of these factors may lead to a shortfall in revenues or an increase in costs with respect to the operation of these stores. If we are not able to operate these stores profitably, or to our expected level of performance, our results of operations could be adversely affected.

Our Guitar Center retail store expansion strategy, including our strategy of clustering retail stores, may adversely impact our comparable store sales.

Historically, we have achieved significant sales growth in existing Guitar Center stores. Our quarterly comparable stores sales results have fluctuated significantly in the past. Sales growth for comparable periods, excluding net sales attributable to stores not open for 14 months, was as follows for our Guitar Center retail stores:

	2005	2004	2003
Quarter 1	5%	11%	4%
Quarter 2	7	8	5
Quarter 3	7	9	7
Quarter 4	5	10	10

Full Year	6%	10%	7%

We do not know whether our new stores will achieve sales or profitability levels similar to our existing stores. Our expansion strategy includes clustering stores in existing markets. Clustering has in the past and may in the future result in the transfer of sales to the new store and a reduction in the profitability of an existing store. In addition, a variety of factors affect our comparable store sales results, including:

•      competition;

•      economic conditions, including in particular discretionary consumer spending;

•      consumer and music trends;

•      changes in our merchandise mix;

•      product distribution; and

•      timing and effectiveness of our promotional events.

A shortfall in comparative sales growth in any period will likely cause a shortfall in earnings, and result in financial performance below that for which we have planned or the investment community expects.

Our growth plans depend on our completion of acquisitions, and our inability to address the special risks associated with these transactions could adversely impact our business.

We believe that our expansion may be accelerated by the acquisition of existing music product retailers. We regularly investigate acquisition opportunities complementary to our Guitar Center, Musician’s Friend and Music & Arts Center businesses. Accordingly, in the ordinary course of our business, we regularly consider, evaluate and enter into negotiations related to potential acquisition opportunities. We may pay for these acquisitions in cash or securities or a combination of both. There is no assurance that attractive acquisition targets will be available at reasonable prices or that we will be successful in any such transaction. Acquisitions involve a number of special risks, including:

•      diversion of our management’s attention;

•      integration of acquired businesses with our business; and

•      unanticipated legal liabilities and other circumstances or events.

The failure to identify complementary acquisitions, the failure to obtain favorable pricing on those acquisitions or the occurrence of any special risks involved in acquisitions could have a material adverse effect on our ability to achieve our growth strategy, and our results of operations could be materially affected as a result.

We depend on a relatively small number of manufacturers, suppliers and common carriers, and their inability to supply our requirements could adversely impact our business.

Brand recognition is of significant importance in the retail music products business. There are a relatively small number of high quality, recognized brand names in the music products business. We depend on this relatively small number of manufacturers and suppliers for both our existing retail stores and our direct response unit. We do not have any long-term contracts with our suppliers and any failure to maintain our relationships with our key brand name vendors would have a material adverse effect on our business.

A number of the manufacturers of the products we sell are limited in size and manufacturing capacity and have significant capital or other constraints. These manufacturers may not be able or willing to meet our increasing requirements for inventory, and we cannot be assured that there will be sufficient quantities or the appropriate mix of products available in the future to supply our existing stores and expansion plans. These capacity constraints could lead to extended lead times and shortages of desirable products. The risk is especially prevalent in new markets where our vendors have existing agreements with other dealers and may be unwilling or unable for contractual or other reasons to meet our requirements.

The efficient operation of our distribution center for the Guitar Center stores is also highly dependent upon compliance by our vendors with precise requirements as to the timing, format and composition of shipments, which in many instances requires changes and upgrades to the operational procedures and logistics and supply chain management capabilities of our vendors, all of which are outside of our control. Additionally, many of our vendors receive product from overseas and depend on an extensive supply chain including common carriers and port access to transport merchandise into the country. Foreign manufacturing is subject to a number of risks, including political and economic disruptions, the imposition of tariffs, quotas and other import or export controls and changes in governmental policies.

We rely on common carriers to transport product from our vendors to our central distribution center in Indianapolis, Indiana and from the distribution facility to our Guitar Center stores. Similarly, Musician’s Friend relies on common carriers to transport product to its fulfillment center in Kansas City, Missouri and from the fulfillment center to customers. A disruption in the services of common carriers due to weather, employee strikes or other unforeseen events could impact our ability to maintain sufficient quantities of inventory in our retail locations or to fulfill orders by direct response customers.

Significant existing and new competition in our industry could continue to adversely affect our business.

The retail music products industry is fragmented and highly competitive. We compete with many different types of music product retailers, including conventional retailers, as well as other catalog and e-commerce retailers, who sell many or most of the items we sell. We believe that large format music product retailers such as our company will seek to expand in part through the acquisition of small, independently owned stores or franchises, and we anticipate increased competition in our existing markets and planned new markets from these consolidating retailers. These retailers may identify target companies or execute their acquisition strategies more effectively than our company. In addition, these retailers may have greater financial resources than us or other competitive advantages. Our expansion to new markets will be inhibited by these and other established competitors. In addition, one or more of our competitors may adopt a new, innovative store format or retail selling method. If we are not able to compete effectively, we may fail to achieve market position gains or may lose market share.

A number of large mass merchants, including Wal-Mart, Best Buy, Target and Costco, have begun to sell musical instruments in categories that we compete in, including entry-level guitars, electronic keyboards and band instruments. Best Buy also recently opened a store-within-a-store concept for musical instruments which includes a significantly broadened selection of products. These retailers could represent a significant source of future competition for our retail and direct response businesses, particularly if these retailers expand their product lines beyond entry-level merchandise to any significant extent.

We must grow our Music & Arts Center business in order to reach profitability and earn an acceptable return on that investment.

We intend to use our Music & Arts Center business as a platform to develop and grow a family music store concept that will emphasize band instruments and also sell selected “combo” products sold by our Guitar Center stores, such as guitars, keyboards, pro audio, drums and accessories. This business has been developed over the past five years through the acquisitions of American Music Group, Music & Arts Center and a number of smaller acquisitions. We face the normal challenges of any acquisition, such as integration of personnel and systems as well as the need to learn, understand and further develop this business. The Music & Arts Center business historically has incurred significant operating losses. Failure to execute on the requirements and initiatives described above could result in a poor or no return on our investments in this business, constitute a distraction of the efforts of our management team from the core Guitar Center and Musician’s Friend brands and potentially require us to recognize an impairment in the significant amount of goodwill recorded in our acquisitions.

Our Music & Arts Center business is dependent on state and local funding of primary and secondary schools, and decreases in funding could adversely affect our Music & Arts Center business.

Our Music & Arts Center business derives the majority of its revenue from sales or services to music students enrolled in primary and secondary schools. Any decrease in the state and local funding of such music programs could have a material adverse effect on our Music & Arts Center business and its results of operations.

Our retail operations are concentrated in California, which ties our financial performance to events in that state.

As of December 31, 2005, our corporate headquarters as well as 24 of our 161 Guitar Center stores were located in California. Although we have opened and acquired stores in other areas of the United States, a significant percentage of our net sales and results of operations will likely remain concentrated in California for the foreseeable future. As a result, our results of operations and financial condition are heavily dependent upon general consumer trends and other general economic conditions in California and are subject to other regional risks, including earthquakes. We do maintain earthquake insurance, but such policies carry significant deductibles and other restrictions.

We must manage efficiently the expansion of our direct response business in order to service our customers properly otherwise our business could be adversely affected.

Our direct response business, particularly our e-commerce business, will require significant investments to respond to anticipated growth and competitive pressures. If we fail to rapidly upgrade our website in order to accommodate increased traffic, we may lose customers, which would reduce our net sales. Furthermore, if we fail to expand the computer systems that we use to process and ship customer orders and process payments and the fulfillment facilities we use to manage and ship our inventory, we may not be able to successfully distribute customer orders. We historically have experienced some delays of this sort in connection with the consolidation of our fulfillment centers. As a result, we could incur excessive shipping costs due to the need to split delayed shipments, increased marketing costs in the form of special offers to affected customers or the loss of customers altogether. We may experience difficulty in improving and maintaining such systems if our employees or contractors that develop or maintain our key systems become unavailable to us. We have experienced periodic service disruptions and interruptions, which we believe will continue to occur, while enhancing and expanding these systems.

Net sales of our e-commerce business could decrease if our online security measures fail.

Our relationships with our e-commerce customers may be adversely affected if the security measures that we use to protect their personal information, such as credit card numbers, are ineffective. We rely on security and authentication technology that we license from third parties. With this technology, we perform real-time credit card authorization and verification with our bank and we are subject to the customer privacy standards of credit card companies. We cannot predict whether events or developments will result in a compromise or breach of the technology we use to protect a customer’s personal information, and such breaches could lead to loss of confidence of customers or significant fines from credit card companies. Furthermore, our servers may be vulnerable to computer viruses, physical or electronic break-ins and similar disruptions. We may need to expend significant additional capital and other resources to protect against a security breach or to alleviate problems caused by any breaches. There is no assurance that we can prevent security breaches or systems failures.

If we do not respond to rapid technological changes, our services could become obsolete and we could lose customers and our business could suffer.

If we face material delays in introducing new services, products and enhancements, our e-commerce customers may forego the use of our services and use those of our competitors. To remain competitive, we must continue to enhance and improve the functionality and features of our online store and the efficiency and effectiveness of our advertising strategies. The Internet and the online commerce industry are rapidly changing. If competitors introduce new products and services embodying new technologies, or if new industry standards and practices emerge, our existing website and proprietary technology and systems may become obsolete. To develop our website and other proprietary technology entails significant technical and business risks. We may use new technologies ineffectively or we may fail to adapt our website, our transaction processing systems and our computer network to meet customer requirements or emerging industry standards. In addition, the success of e-commerce may result in greater efficiency and lower prices, which could have an adverse effect on selling prices and margins in our retail store business and in our catalog business and generally constrain profitability in the specialty retail business.

The implementation of our distribution center for the Guitar Center retail stores presents operational risks and represents a significant investment.

Our distribution center in the Indianapolis, Indiana area supports our Guitar Center retail store operations. The conveyor systems, the warehouse management system and all other technology systems and infrastructure commenced operations in July 2002. Migration from our former “drop-ship” model to a centralized distribution model is an important development in our operating strategy. The efficient operation of the distribution center is also dependent upon the performance of third parties that we do not control, such as vendors who must comply with new operating procedures and common carriers who must deliver product on time. This program involves financial and operating risks that could include the need to expend greater funds than presently budgeted or disruptions in retail store operations and the loss of sales if inventory is not timely provided in the required quantities. Further, one of the key underlying economic assumptions of our distribution center project is that this program will permit us to reduce overall inventory levels as a percentage of sales thereby resulting in significantly reduced working capital requirements. Any failure to reach our inventory reduction targets will adversely affect our future financial performance and capital needs, potentially in a material manner. Failure to execute on these requirements could result in a poor or no return on our investment, disruption of our retail store business and a distraction of the efforts of our management team.

We depend on key personnel including our senior management who are important to the success of our business.

Historically, we have promoted employees from within our organization to fill senior operations, sales and store management positions. In order to achieve our growth plans, we will depend upon our ability to retain and promote existing personnel to senior management, and we must attract and retain new personnel with the skills and expertise to manage our business. If we cannot hire, retain and promote qualified personnel, our business, results of operations, financial condition and prospects could be adversely affected.

Economic conditions or changing consumer preferences could adversely impact us.

Our business is sensitive to consumer spending patterns, which can be affected by prevailing economic conditions. A downturn in economic conditions in one or more of our markets, such as occurred after September 11, 2001, could have a material adverse effect on our results of operations, financial condition, business and prospects. Although we attempt to stay informed of consumer preferences for musical products and accessories typically offered for sale in our stores, any sustained failure on our part to identify and respond to trends would have a material adverse effect on our results of operations, financial condition, business and prospects.

If our products contain defects, our business could be harmed significantly.

Products that we develop or sell may expose us to liability from claims by users of those products for damages, including bodily injury or property damage. This risk is expected to increase as we use the capabilities of our Guitar Center and Musician’s Friend distribution centers to increase the private label and other proprietary product that we offer. Many of these products are manufactured by small companies located overseas. We currently maintain products liability insurance coverage in amounts that we believe are adequate. However, there can be no assurance that we will be able to maintain adequate coverage or obtain additional coverage on acceptable terms in the future, or that insurance will provide adequate coverage against all potential claims. Liability from claims of users of our products could result in damage to our reputation and sales, and our failure to maintain adequate products liability insurance could adversely impact our financial condition.

We may need to change the manner in which we conduct our business if government regulation or taxation imposes additional costs and adversely affects our financial results.

The adoption or modification of laws or regulations, or revised interpretations of existing laws, relating to the direct response industry could adversely affect the manner in which we currently conduct our catalog and e-commerce business and the results of operations of that unit. For example, laws and enforcement practices related to the taxation of catalog, telephone and online commercial activity, including the collection of sales tax on direct response sales, remain in flux. In addition, the growth and development of the market for online commerce may lead to more stringent consumer protection laws, both in the United States and abroad, that may impose additional burdens on us. Laws and regulations directly applicable to communications or commerce over the Internet are becoming more prevalent. The law of the Internet, however, remains largely unsettled, even in areas where there has been some legislative action. It may take years to determine whether and how existing laws such as those governing intellectual property, consumer privacy, sales-based and other taxation of e-commerce transactions and the like are interpreted and enforced. Any adverse change in any of these laws or in the enforcement, interpretation or scope of existing laws could have a material adverse effect on our results of operations, financial condition or prospects.

If we fail to maintain an effective system of internal controls, we may not be able to accurately report our financial results. As a result, current and potential stockholders could lose confidence in our financial reporting, which could result in a negative market reaction.

Section 404 of the Sarbanes-Oxley Act of 2002 requires our management to report on, and our independent registered public accounting firm to attest to, the effectiveness of our internal control over financial reporting. We have implemented an ongoing program to perform the system and process evaluation and testing necessary to continue to comply with these requirements. Accordingly, we must continue to incur expenses and will devote management resources to Section 404 compliance as necessary. Further, effective internal controls and procedures are necessary for us to provide reliable financial reports. If our internal controls and procedures become ineffective, we may not be able to provide reliable financial reports, and our business and operating results could be harmed.

We face risks created by litigation, governmental proceedings, labor disputes or environmental matters.

Historically, we have been involved in a variety of lawsuits. Current and future litigation that we may face may result in substantial costs and expenses and significantly divert the attention of our management regardless of the outcome and an unfavorable resolution could have a material adverse effect on our business, financial condition and results of operations. In addition, current and future litigation, governmental proceedings, labor disputes or environmental matters could lead to increased costs or interruptions of our normal business operations.

Our hardware and software systems are vital to the efficient operation of our retail stores and direct response business, and damage to these systems could harm our business.

We rely on our computer hardware and software systems for the efficient operation of our retail stores and direct response business. Our information systems provide our management with real-time inventory, sales and cost information that is essential to the operation of our business. Due to our number of stores, geographic diversity and other factors, we would be unable to generate this information in a timely and accurate manner in the event our hardware or software systems were unavailable. These systems are vulnerable to damage or interruption from a number of factors, including earthquake, fire, flood and other natural disasters and power loss, computer systems failure, or security breaches, Internet and telecommunications or data network failure.

A significant information systems failure could reduce the quality or quantity of operating data available to our management. If this information were unavailable for any extended period of time, our management would be unable to efficiently run our business, which would result in a reduction in our net sales.

Any failure by us to maintain credit facility financial covenants could have a material adverse impact on our business.

A significant decrease in our operating results could adversely affect our ability to maintain required financial ratios under our credit facility. If these financial ratios are not maintained, the bank will have the option to require immediate repayment of all amounts outstanding under the credit facility, if any, or may limit future borrowings under the credit facility. The most likely result would require us to renegotiate certain terms of the credit agreement, obtain a waiver from the bank, or obtain a new credit agreement with another bank, which may contain different terms or may not be available at all. A failure to maintain, renegotiate or replace our credit facility could materially impact our liquidity.

The expensing of stock options will reduce our future reported earnings.

The FASB has recently issued new accounting standards requiring all publicly traded companies to begin recording compensation expense related to all unvested and newly granted stock options prospectively for interim periods beginning after December 15, 2005. Currently, we include such expenses on a pro forma basis in the notes to our quarterly and annual financial statements in accordance with accounting principles generally accepted in the United States and do not include compensation expense related to stock options in our reported earnings in the financial statements. Our reported earnings will be lower under the new standard in fiscal 2006 and our stock price could decline as a result.

The volatility of our stock price could affect the value of an investment in our common stock.

The market price of our common stock has been subject to significant fluctuations in response to our operating results and other factors, including announcements by our competitors, and those fluctuations will likely continue in the future. In addition, the stock market in recent years has experienced significant price and volume fluctuations that often have been unrelated or disproportionate to the operating performance of particular companies. These fluctuations, as well as a shortfall in sales or earnings compared to public market analysts’ expectations, changes in analysts’ expectations, changes in analysts’ recommendations or projections, and general economic and market conditions, may adversely affect the market price of our common stock.

* * * * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

GUITAR CENTER, INC.

Date: February 15, 2006	By	/S/ BRUCE ROSS
		Name:	Bruce Ross
		Title:	Executive Vice President and
Chief Financial Officer

S-1

EXHIBIT INDEX

Exhibit No.	Description
99.1	Management Operating Model for 2006 as of February 15, 2006